Exhibit 99.1

Communications to Customers and Partners of Millennial Media

August 14, 2013

To our most important customers and partners:

Yesterday was an exciting day here at Millennial. We announced our agreement to acquire Jumptap, and although the deal has not closed, we are extremely excited about the opportunity it will create for you, our key advertiser and agency partners.  With this acquisition, Millennial Media will offer our clients the largest, and most complete, suite of brand and performance solutions across the globe:

Video and Rich Media — The creative and targeting capabilities of Millennial Media’s video and rich media suite will continue to bring more innovation and engagement to the market.

Data, Targeting & Cross-Screen — The breadth and depth of Millennial’s first-party data, in addition to Jumptap’s capabilities to target ads to consumers leveraging third-party data, will enable advertisers to access the most robust targeting suite in mobile.  Combined, the company will have hundreds of thousands of anonymous consumer profiles, which is unprecedented reach in mobile.  In addition, the combined company will deliver these targeting solutions cross-screen to maximize results and efficiency in a screen-fragmented world.

Programmatic — Both companies have embraced programmatic capabilities.  The combined company will offer the market leading programmatic platform, which will leverage data and algorithmic intelligence to deliver best-in-class ROI.

This premier suite of mobile audience solutions can address the needs of the world’s largest brands and agencies. And, with an intense focus on customer service and execution, we can take the complexity out of delivering digital audiences across Mobile and the Web.

As we work toward our deal closing and then planned integration, please continue to work with both Millennial and Jumptap in the same manner as you did prior to the announcement. Both companies are focused on delivering superior solutions and execution excellence to you — our best customers and partners. So, for now, it is ‘business as usual’.  That being said, we expect that the “new” Millennial will be able to offer even more and better solutions to you in the near future!

As always, thank you for your business.

Best,
Mollie

Forward-Looking Statements

This customer/partner communication contains forward-looking statements, including those regarding our proposed acquisition of Jumptap and the integration of our two businesses. These statements are subject to known and unknown risks, uncertainties and assumptions, and if any such risks or uncertainties materialize or if any of the assumptions prove incorrect, our actual results could differ materially from those expressed or implied by such statements.  These risks and uncertainties include but are not limited to: the risk that the proposed transaction may not be completed in a timely manner or at all; the satisfaction of conditions to completing the transaction, including the ability to secure regulatory approvals and approval by Millennial’s stockholders; the risk that, even if it is completed, we may not realize the expected benefits from the acquisition; and other risks described in Millennial’s filings with the Securities and Exchange Commission, including our Quarterly Report on Form 10-Q for the quarter ended June 30, 2013.  These documents are available on the ‘SEC Filings’ section of the Investor Relations page of our website at http://investors.millennialmedia.com. All forward-looking statements are based on information available to us as of the date hereof, and Millennial does not assume any obligation and does not intend to update any forward-looking statements, except as required by law.

Additional Information about the Proposed Acquisition and Where You Can Find It

Millennial Media, Inc. (“Millennial”) plans to file a proxy statement with the Securities and Exchange Commission (the “SEC”) relating to a solicitation of proxies from its stockholders in connection with a special meeting of stockholders of Millennial to be held for the purpose of voting on the issuance of the shares of Millennial common stock to be issued in connection with the proposed acquisition (the “Shares”).  BEFORE MAKING ANY VOTING DECISION WITH RESPECT TO THE ISSUANCE OF THE SHARES CONTEMPLATED BY THE PROPOSED ACQUISITION, MILLENNIAL SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

The proxy statement and other relevant materials, and any other documents filed by Millennial with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, stockholders of Millennial may obtain free copies of the documents filed with the SEC by contacting Millennial’s Investor Relations department at (410) 522-8705, or Investor Relations, Millennial Media, Inc., 2400 Boston Street, Suite 201, Baltimore, Maryland  21224.  You may also read and copy any reports, statements and other information filed by Millennial with the SEC at the SEC public reference room at 100 F Street, NE, Room 1580, Washington, D.C. 20549.  Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room.

Interests of Certain Participants in the Solicitation

Millennial and its executive officers and directors may be deemed to be participants in the solicitation of proxies from the stockholders of Millennial in favor of the proposed transaction. A list of the names of Millennial’s executive officers and directors, and a description of their respective interests in Millennial, are set forth in the proxy statement for Millennial’s 2013 Annual Meeting of Stockholders, which was filed with the SEC on April 30, 2013, and in any documents subsequently filed by its directors and executive officers under the Securities and Exchange Act of 1934, as amended.

If and to the extent that executive officers or directors of Millennial will receive any additional benefits in connection with the proposed transaction that are unknown as of the date of this filing, the details of such benefits will be described in the proxy statement and security holders may obtain additional information regarding the interests of Millennial’s executive officers and directors in the proposed transaction by reading the proxy statement when it becomes available.

Communication to Advertisers  with Millennial Media

With the proposed acquisition of Jumptap, Millennial Media will offer advertisers and agencies the largest, and most complete, suite of brand and performance solutions across the globe:

Data, Targeting & Cross-Screen — The breadth and depth of Millennial’s first-party data, in addition to Jumptap’s capabilities to target ads to consumers leveraging third-party data, will enable advertisers to access the most robust targeting suite in mobile.  Combined, the company will have hundreds of thousands of anonymous consumer profiles, which is unprecedented reach in mobile.  The combined company will be able to deliver targeted advertising across screens to maximize results and efficiency.

Programmatic — Both companies have embraced programmatic capabilities.  The combined company will offer the most sophisticated programmatic solution to agency trading desks and other third party demand partners.

Video and Rich Media — The creative and targeting capabilities of Millennial’s video and rich media suite will continue to bring more innovation and engagement to the market.

This premier suite of mobile audience solutions can address the needs of the world’s largest brands and agencies. And, with an intense focus on customer service and execution, Millennial can take the complexity out of delivering digital audiences across Mobile and Web.

Forward-Looking Statements

This communication contains forward-looking statements, including those regarding our proposed acquisition of Jumptap and the integration of our two businesses. These statements are subject to known and unknown risks, uncertainties and assumptions, and if any such risks or uncertainties materialize or if any of the assumptions prove incorrect, our actual results could differ materially from those expressed or implied by such statements.  These risks and uncertainties include but are not limited to: the risk that the proposed transaction may not be completed in a timely manner or at all; the satisfaction of conditions to completing the transaction, including the ability to secure regulatory approvals and approval by Millennial’s stockholders; the risk that, even if it is completed, we may not realize the expected benefits from the acquisition; and other risks described in Millennial’s filings with the Securities and Exchange Commission, including our Quarterly Report on Form 10-Q for the quarter ended June 30, 2013.  These documents are available on the ‘SEC Filings’ section of the Investor Relations page of our website at http://investors.millennialmedia.com. All forward-looking statements are based on information available to us as of the date hereof, and Millennial does not assume any obligation and does not intend to update any forward-looking statements, except as required by law.

Additional Information about the Proposed Acquisition and Where You Can Find It

Millennial Media, Inc. (“Millennial”) plans to file a proxy statement with the Securities and Exchange Commission (the “SEC”) relating to a solicitation of proxies from its stockholders in connection with a special meeting of stockholders of Millennial to be held for the purpose of voting on the issuance of the shares of Millennial common stock to be issued in connection with the proposed acquisition (the “Shares”).  BEFORE MAKING ANY VOTING DECISION WITH RESPECT TO THE ISSUANCE OF THE SHARES CONTEMPLATED BY THE PROPOSED ACQUISITION, MILLENNIAL SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

The proxy statement and other relevant materials, and any other documents filed by Millennial with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, stockholders of Millennial may obtain free copies of the documents filed with the SEC by contacting Millennial’s Investor Relations department at (410) 522-8705, or Investor Relations, Millennial Media, Inc., 2400 Boston Street, Suite 201, Baltimore, Maryland  21224.  You may also read and copy any reports, statements and other information filed by Millennial with the SEC at the SEC public reference room at 100 F Street, NE, Room 1580, Washington, D.C. 20549.  Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room.

Interests of Certain Participants in the Solicitation

Millennial and its executive officers and directors may be deemed to be participants in the solicitation of proxies from the stockholders of Millennial in favor of the proposed transaction. A list of the names of Millennial’s executive officers and directors, and a description of their respective interests in Millennial, are set forth in the proxy statement for Millennial’s 2013 Annual Meeting of Stockholders, which was filed with the SEC on April 30, 2013, and in any documents subsequently filed by its directors and executive officers under the Securities and Exchange Act of 1934, as amended.

If and to the extent that executive officers or directors of Millennial will receive any additional benefits in connection with the proposed transaction that are unknown as of the date of this filing, the details of such benefits will be described in the proxy statement and security holders may obtain additional information regarding the interests of Millennial’s executive officers and directors in the proposed transaction by reading the proxy statement when it becomes available.

Communication to Millennial Media Sales Team

The proposed acquisition of Jumptap by Millennial would give the company a tremendous opportunity to gain more ad dollars in the market — and challenge some of the biggest media companies in the world. Although smaller than Millennial, we have decided that acquiring Jumptap would give us some unique products and capabilities that can complement our current offerings and give us a larger revenue opportunity with some of our biggest clients. For example:

Cross-Screen — Jumptap has a robust cross-screen offering, and with the addition of Millennial’s assets, would be one of the most advanced offerings in the market. They are getting major traction in the market and this new solution can give us a big opportunity with our clients who are looking for cross-screen audiences.

Data/Targeting — Jumptap has over 100,000,000+ consumer profiles that are powered with third-party data.  Their expertise in onboarding third-party data partners and executing on third-party data targeting solutions can be used to complement our own first-party solutions. They have over twenty active data partnerships, including Polk and Datalogix.  This will be the most expansive set of targeting capabilities available in mobile.

Performance — Jumptap has a unique approach to inventory buying and optimization that could give us a new array of performance solutions for app developers and direct marketers. The ability to meet our clients’ goals using our own techniques, alongside those of Jumptap, can mean even more business for Millennial.

Programmatic — As you know, the capabilities for supply and demand to be exchanged electronically is an important part of the ecosystem.  Millennial and Jumptap have both made great strides in this area.  The combination of the companies would offer unprecedented programmatic scale.  The end result is the enablement of more demand into the developer and publisher marketplace from agency trading desks and other third-party demand sources.

The potential integration of Jumptap into Millennial will obviously take some time to plan, so in the interim, please stay focused on our current business and executing for our clients. You should know however, that the Jumptap management team is incredibly impressed with our sales, operations and marketing teams, and their performance. And, they are very excited about the opportunity to work with such a first-rate organization to gain more share in the mobile market.

As with any large transaction, there is always a chance that it doesn’t get closed. So, in this interim phase, please continue to operate the business as you have been previously. We are still competing with Jumptap for ad dollars and inventory in the marketplace and that doesn’t change until the day we close the deal.

This is truly a game-changing opportunity for us and we are excited about the possibility to add some of their assets to Millennial to create a world-class company in the digital market. Stay tuned for more.

Forward-Looking Statements

This employee communication contains forward-looking statements, including those regarding our proposed acquisition of Jumptap and the integration of our two businesses. These statements are subject to known and unknown risks, uncertainties and assumptions, and if any such risks or uncertainties materialize or if any of the assumptions prove incorrect, our actual results could differ materially from those expressed or implied by such statements.  These risks and uncertainties include but are not limited to: the risk that the proposed transaction may not be completed in a timely manner or at all; the satisfaction of conditions to completing the transaction, including the ability to secure regulatory approvals and approval by Millennial’s stockholders; the risk that, even if it is completed, we may not realize the expected benefits from the acquisition; and other risks described in Millennial’s filings with the Securities and Exchange Commission, including our Quarterly Report on Form 10-Q for the quarter ended June 30, 2013.  These documents are available on the ‘SEC Filings’ section of the Investor Relations page of our website at http://investors.millennialmedia.com. All forward-looking statements are based on information available to us as of the date hereof, and Millennial does not assume any obligation and does not intend to update any forward-looking statements, except as required by law.

Additional Information about the Proposed Acquisition and Where You Can Find It

Millennial Media, Inc. (“Millennial”) plans to file a proxy statement with the Securities and Exchange Commission (the “SEC”) relating to a solicitation of proxies from its stockholders in connection with a special meeting of stockholders of Millennial to be held for the purpose of voting on the issuance of the shares of Millennial common stock to be issued in connection with the proposed acquisition (the “Shares”).  BEFORE MAKING ANY VOTING DECISION WITH RESPECT TO THE ISSUANCE OF THE SHARES CONTEMPLATED BY THE PROPOSED ACQUISITION, MILLENNIAL SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

The proxy statement and other relevant materials, and any other documents filed by Millennial with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, stockholders of Millennial may obtain free copies of the documents filed with the SEC by contacting Millennial’s Investor Relations department at (410) 522-8705, or Investor Relations, Millennial Media, Inc., 2400 Boston Street, Suite 201, Baltimore, Maryland  21224.  You may also read and copy any reports, statements and other information filed by Millennial with the SEC at the SEC public reference room at 100 F Street, NE, Room 1580, Washington, D.C. 20549.  Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room.

Interests of Certain Participants in the Solicitation

Millennial and its executive officers and directors may be deemed to be participants in the solicitation of proxies from the stockholders of Millennial in favor of the proposed transaction. A list of the names of Millennial’s executive officers and directors, and a description of their respective interests in Millennial, are set forth in the proxy statement for Millennial’s 2013 Annual Meeting of Stockholders, which was filed with the SEC on April 30, 2013, and in any documents subsequently filed by its directors and executive officers under the Securities and Exchange Act of 1934, as amended.

If and to the extent that executive officers or directors of Millennial will receive any additional benefits in connection with the proposed transaction that are unknown as of the date of this filing, the details of such benefits will be described in the proxy statement and security holders may obtain additional information regarding the interests of Millennial’s executive officers and directors in the proposed transaction by reading the proxy statement when it becomes available.